SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 20, 2002

Entheos Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada

0-30456

98-0170247

(State or other jurisdiction of incorporation)

(Commission File Number)

(IRS Employer Identification Number)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia

V6J 1G1

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:   (604) 659-5005

ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant’s Certifying Accountant.

None.

ITEM 5.  Other Events.

At a board of directors meeting held on December 20th, 2002, the Company’s Board of Directors agreed to cancel the Company’s 1997 Stock Option Plan, which was approved by shareholders on June 30, 1997, and cancel the Company’s 1998 Stock Option Plan, which was approved by shareholders on June 22, 1998.

At the same meeting, the Board of Directors agreed to establish 1,500,000 stock options at an exercise price of $0.06 per share, which was the closing price of the Company’s common shares on December 16th, 2002, out of the 20,000,000 common shares reserved for issuance under the Company’s 2001 Stock Option Plan, which was approved by shareholders on July 12th, 2001, for certain directors, employees and consultants, with terms and conditions, such as expiration dates and vesting periods being defined and agreed upon in individual Incentive Stock Option Agreements, which will be provided in a future filing. Out of the 1,500,000 stock options, 1,000,000 were established for Mr. Harmel S. Rayat, 170,000 for Mr. Kesar S. Dhaliwal and 15,000 for Ms. Terri DuMoulin, all directors of the Company.

ITEM 6.  Resignations of Registrant’s Director’s

At a Board of Directors meeting held on December 20, 2002, Mr. Herdev S. Rayat tendered his resignation as the Company’s Director, Secretary and Treasurer. During the same meeting, the Board of Directors approved and authorized the appointment of Ms. Terri DuMoulin as a Director and as the Company’s new Secretary and Treasurer.

Ms. DuMoulin has had extensive experience in the investment field dealing with early stage companies. Between June 1995 and October 1996, she worked as a licensed investment advisor’s assistant at Canaccord Capital Corp., before taking on the duties of an office manager for a private management firm dealing with junior resource companies during October 1996 through November 1997.  During the period from November 1997 through August 2002, she worked as a licensed investment advisor and trader specializing in institutional and high net worth investor trading at several Canadian investment dealers, most recently with Golden Capital Securities Ltd. Since August 2002 to present, Ms. DuMoulin has served as a director and secretary of Greystoke Venture Capital Inc., a private investment firm.

ITEM 7.  Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

Exhibit 99.1 – Statement of Principal Executive Officer

Exhibit 99.2 – Statement of Principal Financial Officer

ITEM 8.  Change in Fiscal Year.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTHEOS TECHNOLOGIES, INC.

/s/ Kesar S.  Dhaliwal

Kesar S. Dhaliwal, President

Date: December 20, 2002

EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Kesar S.  Dhaliwal, state and attest that:

(1) I am the President of Entheos Technologies, Inc. (the "issuer").

(2) Accompanying this certification is the Form 8-K, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

(3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

A. the periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

B. the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented therein.

/s/ Kesar S. Dhaliwal

Date: December 20, 2002

EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Terri DuMoulin, state and attest that:

(1) I am the Treasurer of Entheos Technologies, Inc. (the "issuer").

(2) Accompanying this certification is the Form 8-K, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

(3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

a. the periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

b. the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented therein.

/s/ Terri DuMoulin

Date: December 20, 2002